EXHIBIT 10.20

Lender’s Loan No. 10057878

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) is made effective as of January 6, 2012, by TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation, whose address is 1900 Main Street, Suite 700, Irvine, California 92614 (“Guarantor”) in favor of KEYBANK NATIONAL ASSOCIATION, a national banking association, having a place of business at 11501 Outlook, Suite 300, Overland Park, Kansas 66211, its successors and assigns (“Lender”).

Recitals

The following recitals are a material part of this instrument:

A. Lender is making a loan in the principal sum of $33,200,000.00 (the “Loan”) to TNP SRT PORTFOLIO I, LLC, a Delaware limited liability company, (“Borrower”), on or about the date of this Guaranty. Guarantor has a significant financial interest in Lender’s making of the Loan to Borrower, and will realize significant financial benefit from the Loan. The Loan is evidenced by a Loan Agreement of even date herewith between Borrower and Lender (the “Loan Agreement”) and a Promissory Note (the “Note”) of even date herewith in the principal amount of the Loan from Borrower to Lender and is secured in part by one or more mortgages/deeds of trust, assignments of leases and rents and security agreements, dated as of the date hereof (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, individually and collectively, the “Security Instrument”) encumbering Borrower’s interest in certain properties known as Topaz Marketplace in Hesperia, California, East Plaza in Bismarck, North Dakota, Northgate Plaza in Tucson, Arizona, and Moreno Marketplace in Moreno Valley, California (the real estate, together with all improvements thereon and personal property associated therewith, is hereinafter collectively called the “Property”). The Loan Agreement, Note, Security Instrument, and all other documents and instruments existing now or after the date hereof that evidence, secure or otherwise relate to the Loan, including this Guaranty, any assignments of leases and rents, other assignments, security agreements, financing statements, other guaranties, indemnity agreements (including environmental indemnity agreements), letters of credit, or escrow/holdback or similar agreements or arrangements, together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the “Loan Documents” or individually as a “Loan Document.” The Loan Documents are hereby incorporated by this reference as if fully set forth in this Guaranty.

B. Lender has required that Guarantor guaranty to Lender the payment of the Liabilities (as such term is defined in Section 2.1 hereof).

C. Lender is unwilling to make the Loan to Borrower absent this Guaranty.

Agreement

In consideration of Lender’s agreement to make the Loan to Borrower and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Guarantor hereby states and agrees as follows:

1. Request to Make Loan. Guarantor hereby requests that Lender make the Loan to Borrower and that Lender extend credit and give financial accommodations to Borrower, as Borrower may desire and as Lender may grant, from time to time, whether to the Borrower alone or to the Borrower and others, and specifically to make the Loan described in the Loan Documents.

2. Guaranty of Liabilities.

2.1 Guarantor hereby absolutely and unconditionally guarantees full and punctual payment and performance when due of the following (collectively, the “Liabilities”):

(a) all amounts that shall become due and owing to Lender at any time by virtue of or arising out of any of the acts, omissions, circumstances or conditions included in any of the Nonrecourse Carve-Outs (as hereinafter defined), including all renewals or extensions of any amount owing or obligation under the Nonrecourse Carve-Outs, all liability under the Nonrecourse Carve-Outs whether arising under the original Loan or any extension, modification, future advance, increase, amendment or modification thereof, interest due on amounts owing under the Nonrecourse Carve-Outs at the Default Rate specified in the Note, all expenses, including attorneys’ fees, incurred by Lender in connection with the enforcement of any of Lender’s rights under this Guaranty and all Administration and Enforcement Expenses (as hereinafter defined), to the extent the same relate to amounts or obligations owing under the Nonrecourse Carve-Outs (the foregoing are sometimes hereinafter collectively referred to as the “Nonrecourse Carve-Out Liabilities”). As used herein, the term “Nonrecourse Carve Outs” means any loss, damage, cost, expense or liability incurred by Lender (including attorneys’ fees and expenses and other collection and litigation expenses) arising out of or in connection with any of the following:

(i) fraud or willful misrepresentation by Borrower or any of its affiliates, or Guarantor or any agent, employee or other person with actual or apparent authority to make statements or representations on behalf of Borrower, any affiliate of Borrower or Guarantor in connection with the Loan (“apparent authority” meaning such authority as the principal knowingly or negligently permits the agent to assume, or which he holds the agent out as possessing);

(ii) the gross negligence or willful misconduct of Borrower or Guarantor, or any affiliate, agent, or employee of the foregoing;

(iii) material physical waste of the Property (or any portion thereof);

(iv) the removal or disposal of any portion of the Property in violation of the terms of the Loan Documents;

(v) the misapplication, misappropriation, or conversion by Borrower, any of its affiliates, or Guarantor of (A) any Insurance Proceeds (as defined in the Loan Agreement) paid by reason of any loss, damage or destruction to the Property (or any portion thereof), (B) any Awards (as defined in the Loan Agreement) received in connection with a Condemnation (as defined in the Loan Agreement) of all or a portion of the Property, (C) any Rents (as defined in the Loan Agreement) or other Property income or collateral proceeds, or (D) any Rents paid more than one month in advance (including, but not limited to, security deposits);

(vi) following the occurrence of an Event of Default (as defined in the Loan Agreement), the failure to either apply rents or other Property income, whether collected before or after such Event of Default, to the ordinary, customary, and necessary expenses of operating the Property or, upon demand, to deliver such rents or other Property income to Lender;

(vii) failure to maintain insurance or to pay taxes and assessments, or to pay charges for labor or materials or other charges or judgments that can create Liens (as defined in the Loan Agreement) on any portion of the Property (unless Lender is escrowing funds therefor and fails to make such payments or has taken possession of the Property following an Event of Default, has received all Rents from the Property applicable to the period for which such insurance, taxes or other items are due, and thereafter fails to make such payments);

(viii) any security deposits, advance deposits or any other deposits collected with respect to the Property (or any portion thereof) which are not delivered to Lender upon a foreclosure of the Property (or any portion thereof) or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof;

(ix) the breach of the representation by Borrower that on the Closing Date (as defined in the Loan Agreement), the Property and all Improvements (as defined in the Loan Agreement) at the Property were in material compliance with applicable laws; or

(x) any failure by Borrower to comply with any of the representations, warranties, or covenants set forth in Sections 4.1.37 or 5.1.19 of the Loan Agreement.

(b) (i) all payments due under the Note, including the repayment of all additional advances of any kind that may be made by Lender to Borrower, whether at stated maturity, by acceleration or otherwise, (ii) any and all renewals or extensions of any such item of indebtedness or obligation or any part thereof; (iii) all obligations and indebtedness of any kind or nature arising under any of the Loan Documents; (iv) any future advances that may be made by Lender related to the Loan or the Property, whether made to protect the security or otherwise, and whether or not evidenced by additional promissory notes or other evidences of indebtedness; (v) all interest due on all of the same; (vi) all expenses, including attorney’s fees, incurred by Lender in connection with the enforcement of Lender’s rights under this Guaranty and all Administration and Enforcement Expenses. PROVIDED HOWEVER, notwithstanding anything herein to the contrary, Lender shall not demand payment or commence any action to enforce Guarantor’s liability under this Section 2.1(b) (but in no event shall this provision apply to, or limit, restrict, or prohibit any demand by Lender or action to enforce Guarantor’s liability under Section 2.1(a) hereof, notwithstanding that obligations under said Section 2.1(a) may be included in obligations under this Section 2.1(b)) unless and until (A) Borrower fails to obtain Lender’s prior written consent to any Transfer as required by the Loan Agreement or the Security Instrument; (B) Borrower fails to obtain Lender’s prior written consent to any Indebtedness (as defined in the Loan Agreement) or voluntary Lien encumbering the Property (or any portion thereof); (C) Borrower shall at any time hereafter make an assignment for the benefit of its creditors; (D) Borrower fails to permit on-site inspections of any Individual Property, fails to maintain its status as a Special Purpose Entity (as defined in the Loan Agreement) or comply with any representation, warranty or covenant set forth in Section 4.1.30 of the Loan Agreement or fails to appoint a new property manager upon the request of Lender as permitted under the Loan Agreement, each as required by, and in accordance with, the terms and provisions of the Loan Agreement or the Security Instrument; (E) Borrower admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due; (F) Borrower fails to make the first full monthly payment of principal and interest on or before the first Payment Date (as defined in the Note); (G) Borrower files, consents to, or acquiesces in a petition for bankruptcy, insolvency, dissolution or liquidation under the Bankruptcy Code or any other Federal or State bankruptcy or insolvency law, or there is a filing of an involuntary petition against Borrower under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law in which Borrower or Guarantor colludes with, or otherwise assists any party in connection with such filing, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower from any party; or (H) the Property or any part thereof shall at any time hereafter become property of the estate or an asset in (1) a voluntary bankruptcy, insolvency, receivership, liquidation, winding up, or other similar type of proceeding, or (2) an involuntary bankruptcy or insolvency proceeding (other than one filed by Lender) that is not dismissed within sixty (60) days of filing.

2.2 Upon the request of Lender, Guarantor shall immediately pay or perform the Liabilities when they or any of them become due or are to be paid or performed under the term of any of the Loan Documents. Any amounts received by Lender from any sources and applied by Lender towards the payment of the Liabilities shall be applied in such order of application as Lender may from time to time elect. All Liabilities shall conclusively be presumed to have been created, extended, contracted, or incurred by Lender in reliance upon this Guaranty and all dealings between Borrower and Lender shall likewise be presumed to be in reliance upon this Guaranty.

2.3 For the purpose of this Guaranty, “Administration and Enforcement Expenses” shall mean all fees and expenses incurred at any time or from time to time by Lender,

including legal (whether for the purpose of advice, negotiation, documentation, defense, enforcement or otherwise), accounting, financial advisory, auditing, rating agency, appraisal, valuation, title or title insurance, engineering, environmental, collection agency, or other expert or consulting or similar services, in connection with: (a) the origination of the Loan, including the negotiation and preparation of the Loan Documents and any amendments or modifications of the Loan or the Loan Documents, whether or not consummated; (b) the administration, servicing or enforcement of the Loan or the Loan Documents, including any request for interpretation or modification of the Loan Documents or any matter related to the Loan or the servicing thereof (which shall include the consideration of any requests for consents, waivers, modifications, approvals, lease reviews or similar matters and any proposed transfer of the Property or any interest therein), (c) any litigation, contest, dispute, suit, arbitration, mediation, proceeding or action (whether instituted by or against Lender, including actions brought by or on behalf of Borrower or Borrower’s bankruptcy estate or any indemnitor or guarantor of the Loan or any other person) in any way relating to the Loan or the Loan Documents including in connection with any bankruptcy, reorganization, insolvency, or receivership proceeding; (d) any attempt to enforce any rights of Lender against Borrower or any other person that may be obligated to Lender by virtue of any Loan Document or otherwise whether or not litigation is commenced in pursuance of such rights; and (e) protection, enforcement against, or liquidation of the Property or any other collateral for the Loan, including any attempt to inspect, verify, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Loan, the Property or any other collateral for the Loan. Provided no Event of Default has occurred, fees and expenses related solely to origination and administration of the Loan shall be limited to reasonable fees and expenses, but charges of rating agencies, governmental entities or other third parties that are outside of the control of Lender shall not be subject to the reasonableness standard.

3. Additional Advances, Renewals, Extensions and Releases. Guarantor hereby agrees and consents that, without notice to or further consent by Guarantor, Lender may make additional advances with respect to the Loan or the Property, and the obligations of Borrower or any other party in connection with the Loan may be renewed, extended, modified, accelerated or released by Lender as Lender may deem advisable, and any collateral the Lender may hold or in which the Lender may have an interest may be exchanged, sold, released or surrendered by it, as it may deem advisable, without impairing or affecting the obligations of Guarantor hereunder in any way whatsoever.

4. Waivers.

4.1 Guarantor hereby waives each of the following: (a) any and all notice of the acceptance of this Guaranty or of the creation, renewal or accrual of any Liabilities or the Debt (as defined in the Loan Agreement), present or future (including any additional advances made by Lender under the Loan Documents); (b) the reliance of Lender upon this Guaranty; (c) notice of the existence or creation of any Loan Document or of any of the Liabilities or the Debt; (d) protest, presentment, demand for payment, notice of default or nonpayment, notice of dishonor to or upon Guarantor, Borrower or any other party liable for any of the Liabilities or the Debt; (e) any and all other notices or formalities to which Guarantor may otherwise be entitled, including notice of Lender’s granting the Borrower any indulgences or extensions of time on the payment of any Liabilities or the Debt; and (f) promptness in making any claim or demand hereunder.

4.2 No delay or failure on the part of Lender in the exercise of any right or remedy against either Borrower or Guarantor shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy herein shall preclude other or further exercise thereof or of any other right or remedy whether contained herein or in the Note or any of the other Loan Documents. No action of Lender permitted hereunder shall in any way impair or affect this Guaranty.

4.3 Guarantor acknowledges and agrees that Guarantor shall be and remain absolutely and unconditionally liable for the full amount of all Liabilities notwithstanding any of the following, and Guarantor waives any defense or counterclaims to which Guarantor may be entitled, based upon any of the following, in any proceeding (without prejudice to assert the same in a separate cause of action at a later time):

(a) Any or all of the Liabilities being or hereafter becoming invalid or otherwise unenforceable for any reason whatsoever or being or hereafter becoming released or discharged, in whole or in part, whether pursuant to a proceeding under any bankruptcy or insolvency laws or otherwise; or

(b) Lender failing or delaying to properly perfect or continue the perfection of any security interest or lien on any property which secures any of the Liabilities, or to protect the property covered by such security interest or enforce its rights respecting such property or security interest; or

(c) Lender failing to give notice of any disposition of any property serving as collateral for any Liabilities or failing to dispose of such collateral in a commercially reasonable manner; or

(d) Any other circumstance that might otherwise constitute a defense other than payment in full of the Liabilities.

5. Guaranty of Payment. Guarantor agrees that Guarantor’s liability hereunder is primary, absolute and unconditional without regard to the liability of any other party. This Guaranty shall be construed as an absolute, irrevocable and unconditional guaranty of payment and performance (and not a guaranty of collection), without regard to the validity, regularity or enforceability of any of the Liabilities.

6. Guaranty Effective Regardless of Collateral. This Guaranty is made and shall continue as to any and all Liabilities without regard to any liens or security interests in any collateral, the validity, effectiveness or enforceability of such liens or security interests, or the existence or validity of any other guaranties or rights of Lender against any other obligors. Any and all such collateral, security, guaranties and rights against other obligors, if any, may from time to time without notice to or consent of Guarantor, be granted, sold, released, surrendered, exchanged, settled, compromised, waived, subordinated or modified, with or without consideration, on such terms or conditions as may be acceptable to Lender, without in any manner affecting or impairing the liabilities of Guarantor. Without limiting the generality of the foregoing, it is acknowledged that Guarantor’s liability hereunder shall survive any foreclosure proceeding, any foreclosure sale, any delivery of a deed in lieu of foreclosure, and any release of record of the Security Instrument.

7. Additional Credit. Credit or financial accommodation may be granted or continued from time to time by Lender to Borrower regardless of Borrower’s financial or other condition at the time of any such grant or continuation, without notice to or the consent of Guarantor and without affecting Guarantor’s obligations hereunder. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower.

8. Rescission of Payments. If at any time payment of any of the Liabilities or any part thereof is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or under any other circumstances whatsoever, this Guaranty shall, upon such rescission, restoration or return, continue to be effective or shall (if previously terminated) be reinstated, as the case may be, as if such payment had not been made.

9. Additional Waivers. So long as any portion of the Liabilities or Debt remains unpaid or any portion of the Liabilities or Debt (or any security therefor) that has been paid to Lender remains subject to invalidation, reversal or avoidance as a preference, fraudulent transfer or for any other reason whatsoever (whether under bankruptcy or non-bankruptcy law) to being set aside or required to be repaid to Borrower as a debtor in possession or to any trustee in bankruptcy, Guarantor irrevocably waives (a) any rights which it may acquire against Borrower by way of subrogation under this Guaranty or by virtue of any payment made hereunder (whether contractual, under the Bankruptcy Code or similar state or federal statute, under common law, or otherwise), (b) all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against Borrower that may have arisen in connection with this Guaranty, (c) any right to participate in any way in the Loan Documents or in the right, title and interest in any collateral securing the payment of Borrower’s obligations to Lender, and (d) all rights, remedies and claims relating to any of the foregoing. If any amount is paid to Guarantor on account of subrogation rights or otherwise, such amount shall be held in trust for its benefit and shall forthwith be paid to Lender to be applied to the Debt, whether matured or unmatured, in such order as Lender shall determine.

10. Independent Obligations. The obligations of Guarantor are independent of the obligations of Borrower, and a separate action or actions for payment, damages or performance may be brought and prosecuted against Guarantor, whether or not an action is brought against Borrower or the security for Borrower’s obligations, and whether or not Borrower is joined in any such action or actions. Guarantor expressly waives any requirement that Lender institute suit against Borrower or any other persons, or exercise or exhaust its remedies or rights against Borrower or against any other person, other guarantor, or other collateral securing all or any part of the Liabilities, prior to enforcing any rights Lender has under this Guaranty or otherwise. Lender may pursue all or any such remedies at one or more different times without in any way impairing its rights or remedies hereunder. Guarantor hereby further waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. If there shall be more than one guarantor with respect to any of the Liabilities, then the obligations of each such guarantor shall be joint and several.

11. Subordination of Indebtedness of Borrower to Guarantor. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the prior payment in full of the Liabilities. Guarantor agrees that following the occurrence and during the continuance of an Event of Default, until the Liabilities and Debt have been paid in full, Guarantor will not seek, accept or retain for Guarantor’s own account, any payment (whether for principal, interest, or otherwise) from Borrower for or on account of such subordinated debt. Following the occurrence and during the continuance of an Event of Default, any payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Liabilities or Debt, as Lender determines in its discretion, without impairing or releasing the obligations of Guarantor hereunder. Guarantor hereby unconditionally and irrevocably agrees that (a) Guarantor will not at any time while the Liabilities remain unpaid, assert against Borrower (or Borrower’s estate in the event that Borrower becomes the subject of any case or proceeding under any federal or state bankruptcy or insolvency laws) any right or claim to indemnification, reimbursement, contribution or payment for or with respect to any and all amounts Guarantor may pay or be obligated to pay Lender, including the Liabilities, and any and all obligations which Guarantor may perform, satisfy or discharge, under or with respect to the Guaranty, and (b) Guarantor subordinates to the Debt all such rights and claims to indemnification, reimbursement, contribution or payment that Guarantor may have now or at any time against Borrower (or Borrower’s estate in the event that Borrower becomes the subject of any case or proceeding under any federal or state bankruptcy or insolvency laws).

12. Claims in Bankruptcy. Guarantor shall file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law upon any indebtedness of Borrower to Guarantor and will assign to Lender all right of Guarantor thereunder. Guarantor hereby irrevocably appoints Lender its attorney-in-fact, which appointment is coupled with an interest, to file any such claim that Guarantor may fail to file, in the name of Guarantor or, in Lender’s discretion, to assign the claim and to cause proof of claim to be filed in the name of Lender’s nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the full amount thereof and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor’s rights to any such payments or distributions to which Guarantor would otherwise be entitled.

13. Guarantor’s Representations and Warranties. Guarantor represents, warrants and covenants to and with Lender that:

13.1 There is no action or proceeding pending or to the knowledge of Guarantor, threatened against Guarantor before any court or administrative agency which might result in any material adverse change in the business or financial condition of Guarantor or in the property of Guarantor;

13.2 Guarantor has filed all Federal and State income tax returns which Guarantor has been required to file, and has paid all taxes as shown on said returns and on all assessments received by Guarantor to the extent that such taxes have become due;

13.3 Neither the execution nor delivery of this Guaranty nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Guarantor under any agreement or instrument to which Guarantor is now a party or by which Guarantor may be bound;

13.4 This Guaranty is a valid and legally binding agreement of Guarantor and is enforceable against Guarantor in accordance with its terms;

13.5 Guarantor has either (i) examined the Loan Documents or (ii) has had an opportunity to examine the Loan Documents and has waived the right to examine them; and

13.6 Guarantor has the full power, authority, and legal right to execute and deliver this Guaranty. If Guarantor is not an individual, (i) Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation, and (ii) the execution, delivery and performance of this Guaranty by Guarantor has been duly and validly authorized and the person(s) signing this Guaranty on Guarantor’s behalf has been validly authorized and directed to sign this Guaranty.

14. Notice of Litigation. Guarantor shall promptly give Lender notice of all litigation or proceedings before any court or Governmental Authority affecting Guarantor or its property, except litigation or proceedings which, if adversely determined, would not have a material adverse effect on the financial condition or operations of Guarantor or its ability to perform any of its obligations hereunder.

15. Access to Records. Guarantor shall give Lender and its representatives access to, and permit Lender and such representatives to examine, copy or make extracts from, any and all books, records and documents in the possession of Guarantor relating to the performance of Guarantor’s obligations hereunder and under any of the Loan Documents, all at such times and as often as Lender may reasonably request. If Guarantor is not an individual, Guarantor shall continuously maintain its existence and shall not dissolve or permit its dissolution.

16. Assignment by Lender. In connection with any sale, assignment or transfer of the Loan, Lender may sell, assign or transfer this Guaranty and all or any of its rights, privileges, interests and remedies hereunder to any other person or entity whatsoever without notice to or consent by Guarantor, and in such event the assignee shall be entitled to the benefits of this Guaranty and to exercise all rights, interests and remedies as fully as Lender.

17. Termination. This Guaranty shall terminate only when all of the Liabilities and the Debt have been paid in full, including all interest thereon, late charges and other charges and fees included within the Liabilities and the Debt. When the conditions described above have been fully met, Lender will, upon request, furnish to Guarantor a written cancellation of this Guaranty.

18. Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by telecopier (with answer back acknowledged), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Lender:	KeyBank National Association
11501 Outlook, Suite 300
Overland Park, Kansas 66211
Facsimile No.: 877-379-1625
Attention: Loan Servicing

with a copy to:
Daniel Flanigan, Esq.
Polsinelli Shughart PC
700 W. 47th Street, Suite 1000
Kansas City, Missouri 64112
Facsimile No.: (816) 753-1536

If to Guarantor:	TNP STRATEGIC RETAIL TRUST, INC.
c/o Thompson National Properties, LLC
1900 Main Street, Suite 700
Irvine, California 92614
Attention: Christopher Lal
Facsimile No.: (949) 252-0212

With a copy to:	Kaplan Voekler Cunningham & Frank PLC
7 East 2nd Street
Richmond, Virginia 23218-2470
Attention: Thomas Voekler
Facsimile No.: (804) 525-1794

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day (as defined in the Loan Agreement); or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender’s receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming.

19. Waiver of Jury Trial. TO THE EXTENT NOW OR HEREAFTER PERMITTED BY APPLICABLE LAW, GUARANTOR AND LENDER EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT

THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. GUARANTOR AND LENDER EACH ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OTHER.

20. Miscellaneous. This Guaranty shall be a continuing guaranty. This Guaranty shall bind the heirs, successors and assigns of Guarantor (except that Guarantor may not assign his, her, or its liabilities under this Guaranty without the prior written consent of Lender, which consent Lender may in its discretion withhold), and shall inure to the benefit of Lender, its successors, transferees and assigns. Each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law. Neither this Guaranty nor any of the terms hereof, including the provisions of this Section, may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought, and the parties hereby: (a) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Guaranty; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Guaranty; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Guaranty. This Guaranty may be executed in several counterparts, each of which counterpart shall be deemed an original instrument and all of which together shall constitute a single Guaranty. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. As used in this Guaranty, (i) the terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to,” (ii) any pronoun used herein shall be deemed to cover all genders, and words importing the singular number shall mean and include the plural number, and vice versa, (iii) all captions to the Sections hereof are used for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Guaranty, (iv) no inference in favor of, or against, Lender or Guarantor shall be drawn from the fact that such party has drafted any portion hereof or any other Loan Document, (v) the term “Borrower” shall mean individually and collectively, jointly and severally, each Borrower (if more than one) and shall include the successors (including any subsequent owner or owners of the Property or any part thereof or any interest therein and Borrower in its capacity as debtor-in-possession after the commencement of any bankruptcy proceeding), assigns, heirs, personal representatives, executors and administrators of Borrower, (vi) the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or,” (vii) the words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision or section of this Guaranty, (viii) an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Lender, and (ix) references herein to “the Property or any portion thereof” and words of similar import shall be deemed to refer, as applicable, to any portion of the Property taken as a whole (including any Individual Property) and any portion of any Individual Property. Any capitalized term used herein that is defined in any other Loan Document and not otherwise defined herein shall have the same meaning when used in this Guaranty. Wherever Lender’s judgment, consent, approval or discretion is required under this Guaranty or Lender shall have an option, election, or right of determination or any other power to decide any matter relating to the terms of this Guaranty, including any right to determine that something is satisfactory or not (“Decision Power”), such Decision Power shall be exercised in the sole and absolute discretion of Lender except as may be otherwise expressly and specifically provided herein. Such Decision Power and each other power granted to Lender upon this Guaranty or any other Loan Document may be exercised by Lender or by any authorized agent of Lender (including any servicer and/or attorney-in-fact), and Guarantor hereby expressly agrees to recognize the exercise of such Decision Power by such authorized agent. If any provision of this Guaranty is held invalid or unenforceable by final and unappealable judgment of the court having jurisdiction over the matter and persons, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision, its application in other circumstances, or the remaining provisions of this Guaranty.

21. Applicable Law; Jurisdiction and Venue.

(a) LENDER HAS OFFICES IN THE STATE OF NEW YORK AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK (“GOVERNING STATE”), WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT TO THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS, AND THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS (“ACTION”) MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND GUARANTOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH ACTION, AND GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY ACTION. GUARANTOR DOES HEREBY DESIGNATE AND APPOINT:

RICHARD L. YELLEN & ASSOCIATES, LLP

111 BROADWAY, 11TH FLOOR

NEW YORK, NEW YORK 10006

PH (212) 404-6988

FX (212) 404-7857

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO GUARANTOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GUARANTOR IN ANY SUCH ACTION IN THE STATE OF NEW YORK. GUARANTOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

22. OFAC. Guarantor hereby represents, warrants and covenants that Guarantor is not (nor will be) a person with whom Lender is restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury of the United States of America (including, those Persons named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or otherwise be associated with such persons. In addition, Guarantor hereby covenants to provide Lender with any additional information that Lender deems necessary from time to time in order to ensure compliance with all applicable laws concerning money laundering and similar activities.

23. Local Law Provisions. In the event of any inconsistencies between the terms and conditions of this Section and any other terms and conditions of this Guaranty (other than the terms and conditions of Section 24), the terms and conditions of this Section shall be binding.

23.1 Additional Waivers. Section 9 is hereby modified by adding the following to the end thereof: “Without limiting the generality, scope or meaning of any of the foregoing or any other provision of this Guaranty, to the extent it is determined that California law is applicable to this Guaranty:

(i) Guarantor hereby waives any and all benefits and defenses under California Civil Code Section 2810 and agrees that by doing so Guarantor shall be liable even if Borrower had no liability at the time of execution of the Note, the Security Instrument or any other Loan Document, or thereafter ceases to be liable. Guarantor hereby waives any and all benefits and defenses under California Civil Code Section 2809 and agrees that by doing so Guarantor’s liability may be larger in amount and more burdensome than that of Borrower. Guarantor waives all rights to require Lender to pursue any other remedy it may have against Borrower, or any member of Borrower, including any and all benefits under California Civil Code Section 2845, 2849 and 2850. Guarantor further waives any rights, defenses and benefits that may be derived from Sections 2787 to 2855, inclusive, of the California Civil Code or comparable provisions of the laws of any other jurisdiction and further waives all other suretyship defenses Guarantor would otherwise have under the laws of California or any other jurisdiction.

(ii) Upon a default by Borrower, Lender in its sole discretion, without prior notice to or consent of Guarantor, may elect to (A) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Loan, (B) accept a transfer of any such security in lieu of foreclosure, (C) compromise or adjust the Loan or any part of it or make any other accommodation with Borrower or (D) exercise any other remedy against Borrower or any security. No such action by Lender shall release or limit the liability of Guarantor, who shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrower for any sums paid to Lender, whether contractual or arising by operation of law or otherwise. Guarantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Loan.

(iii) Regardless of whether Guarantor may have made any payments to Lender, Guarantor hereby waives (A) all rights of subrogation, indemnification, contribution and any other rights to collect reimbursement from Borrower or any other party for any sums paid to Lender, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise, (B) all rights to enforce any remedy that Lender may have against Borrower and (C) all rights to participate in any security now or later to be held by Lender for the Loan. The waivers given in this subsection (C) shall be effective until the Loan has been paid and performed in full.

(iv) Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guarantied obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise. Guarantor further waives any right to a fair value hearing under California Code of Civil Procedure Section 580a, or any other similar law, to determine the size of any deficiency owing (for which Guarantor would be liable hereunder) following a non-judicial foreclosure sale.

(v) Without limiting the foregoing or anything else contained in this Guaranty, Guarantor waives all rights and defenses that Guarantor may have because the Loan is secured by real property. This means, among other things:

(1) that Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and

(2) if Lender forecloses on any real property collateral pledged by Borrower: (x) the amount of the Loan may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (y) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.

This subsection (v) is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Loan is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

(vi) Guarantor waives all rights and defenses arising out of any failure of the Lender to disclose to the Guarantor any information relating to the financial condition, operations, properties or prospects of Borrower now or in the future known to the Lender (Guarantor waiving any duty on the part of the Lender to disclose such information).

(vii) Guarantor waives all rights and defenses, if any, now or hereafter arising under the laws of the State of New York, which are the same as or similar to the rights and defenses waived as described above.

24. Additional Provisions. In the event of any inconsistencies between the terms and conditions of this Section and any other terms and conditions of this Guaranty, the terms and conditions of this Section shall be binding.

24.1 Guaranty of Liabilities. The first line of Section 2.1 is hereby modified by inserting “, subject to the conditions set forth herein,” between “guarantees” and “full”.

Section 2.1(a)(x) is hereby modified by deleting “.” from the end thereof and substituting “; or” therefor.

The following is hereby added as Section 2.1(a)(xi): “any failure by Borrower to pay the Northgate Condemnation Deficiency (as defined in the Loan Agreement) to Lender.”

The second line of Section 2.1(b)(D) is hereby modified by inserting “during ordinary business hours following any notice that may be required under the Loan Agreement” between “Property” and “, fails”.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Guarantor has executed or caused this Guaranty to be executed effective as of the day and year first above written.

Guarantor:	TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation

	By:	/s/ James Wolford
Name: James Wolford
Title: CFO

SIGNATURE PAGE TO GUARANTY AGREEMENT